Exhibit 23.1

                   Consent of Clyde D. Thomas & Company, P.C.


                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the incorporation by reference herein of our report included in Handy Hardware Wholesale, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003, and the reference to our firm under the heading "Experts" in the Prospectus.



                                       /s/ Clyde D. Thomas & Company, P.C.
                                       -----------------------------------------
                                       CLYDE D. THOMAS & COMPANY, P. C.
                                       Certified Public Accountants


  February 6, 2004
  Pasadena, Texas